UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2022
ARES COMMERCIAL REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue,	42nd Floor,	New York,	NY	10167
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ACRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2022, Ares Commercial Real Estate Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the First Amendment (the “First Amendment”) to the Company’s Amended and Restated 2012 Equity Incentive Plan (the “Incentive Plan”). The First Amendment amends the Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by 1.1 million and to clarify that liberal share recycling is not permitted under the Incentive Plan. The material terms of the First Amendment and of the Incentive Plan as amended thereby are summarized on pages 13 through 16 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2022.

The description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote Security Holders.

On May 25, 2022 the Company held its Annual Meeting. A quorum was present at the meeting and the Company’s stockholders: (i) elected the three Class I directors named below; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; (iii) approved on a non-binding, advisory basis, the compensation of the Company’s named executive officers; and (iv) approved First Amendment to Company’s Amended and Restated 2012 Equity Incentive Plan. The final voting results from the Annual Meeting were as follows:

(1) A proposal to elect three Class I directors to serve until the Company’s 2025 annual meeting of stockholders, and until their successors have been duly elected and qualify.

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
William L. Browning	22,355,643	505,560	12,943,853
Edmond N. Moriarty III	18,897,664	3,963,539	12,943,853
Rebecca J. Parekh	22,541,571	319,632	12,943,853

(2) A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

VOTES FOR	VOTES WITHHELD	VOTES ABSTAINED
35,338,258	179,342	287,456

(3) A proposal for the non-binding, advisory vote to approve the compensation of the Company’s named executive officers.

VOTES FOR	VOTES WITHHELD	VOTES ABSTAINED	BROKER NON-VOTES
21,315,678	1,116,013	429,512	12,943,853

(4) A proposal to approve the First Amendment to the Company’s Amended and Restated 2012 Equity Incentive Plan.

VOTES FOR	VOTES WITHHELD	VOTES ABSTAINED	BROKER NON-VOTES
21,404,278	1,082,287	374,638	12,943,853

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description
10.1
First Amendment to Ares Commercial Real Estate Corporation Amended and Restated Equity Incentive Plan (incorporated by reference to Exhibit A to the Ares Commercial Real Estate Corporation definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders filed on April 7, 2022).

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES COMMERCIAL REAL ESTATE CORPORATION

Date:	May 26, 2022	By:	/s/ Anton Feingold
		Name:	Anton Feingold
		Title:	General Counsel, Vice President and Secretary

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